UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Oakmont Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) May 27, 2007

OAKMONT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51423	20-2679740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Pkwy., Ste. 240

Bloomfield Hills, MI 48304

(Address of Principal Executive Offices) (Zip Code)

(248) 220-2001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 27, 2007, Oakmont Acquisition Corp. (“Oakmont”) caused to be distributed to all holders of record of its common stock a Notice of Special Meeting of Stockholders announcing that a special meeting of Oakmont’s stockholders will be held at 8:00 a.m., Eastern Daylight Time, on July 17, 2007 at 33 Bloomfield Hills Parkway, Suite 240, Bloomfield Hills, Michigan 48304 to consider and vote upon the proposed merger of Oakmont and Brooke Credit corporation (“BCC”) and related proposals. The record date for the special meeting is June 25, 2007. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007, providing for the merger of Oakmont and BCC is an attachment to the notice and is attached hereto as Exhibit 99.2.

Oakmont, BCC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the Oakmont special meeting of stockholders referred to above at which Oakmont’s stockholders will be asked to approve the merger.

Stockholders of Oakmont and BCC and other interested persons are advised to read Oakmont’s amended preliminary proxy statement and, when available, Oakmont’s definitive proxy statement in connection with Oakmont’s solicitation of proxies for the special meeting at which Oakmont’s stockholders will be asked to approve the merger because these proxy statements contain important information. Such persons can also read Oakmont’s final prospectus, dated July 12, 2005, as well as periodic reports, for more information about Oakmont, its officers, directors, and their interests in the successful consummation of this business combination.

When available the definitive proxy statement will be mailed to Oakmont’s stockholders as of the June 25, 2007 record date for voting at the special meeting. Stockholders can also obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http;//www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Description
99.1	Notice of Special Meeting of Stockholders dated June 27, 2007.

99.2	Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007 (Incorporated by reference to Exhibit 2.1 to Oakmont’s Current Report on Form 8-K dated April 30, 2007 and filed on May 3, 2007).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

OAKMONT ACQUISITION CORP.

By:	/s/ Michael C. Azar
Name: Michael C. Azar
Title: President

Date: June 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Special Meeting of Stockholders dated June 27, 2007.

99.2	Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007 (Incorporated by reference to Exhibit 2.1 to Oakmont’s Current Report on Form 8-K dated April 30, 2007 and filed on May 3, 2007).

Exhibit 99.1

OAKMONT ACQUISITION CORP.

33 Bloomfield Hills Parkway

Suite 240

Bloomfield Hills, Michigan 48304

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

July 17, 2007

8:00 a.m. (Eastern Daylight Time)

Notice is hereby given that the Special Meeting of Stockholders of Oakmont Acquisition Corp. (the “Company” or “Oakmont”) will be held at 33 Bloomfield Hills Parkway, Suite 240, Bloomfield Hills, Michigan 48304 on July 17, 2007 at 8:00 a.m. (Eastern Daylight Time) to consider and vote upon the following proposals:

1.	to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007 (the “Merger Agreement”) by and among Oakmont, Brooke Corporation, a Kansas corporation (“Brooke Corp.”), and Brooke Credit Corporation, a Kansas corporation (“Brooke Credit”) and the approval of the transactions contemplated thereby;

2.	to approve the 2007 Oakmont Equity Incentive Plan, which will be the Equity Incentive Plan of the combined company following our merger with Brooke Credit;

3.	to approve an amendment to Oakmont’s certificate of incorporation to increase the total number of shares of stock that Oakmont will have authority to issue from 36,000,000, of which 35,000,000 are common stock (par value $0.0001 per share) and 1,000,000 are preferred stock (par value $0.0001 per share), to 100,000,000, of which 99,000,000 will be shares of common stock (par value $0.01 per share) and 1,000,000 will be shares of undesignated preferred stock;

4.	to approve an amendment to Oakmont’s Bylaws to declassify the board of directors and provide for the annual election of all of our directors; and

5.	the transaction of such other business as may properly come before the Special Meeting and any adjournment(s) thereof.

The board of directors has fixed the close of business on June 25, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting.

THIS NOTICE IS NOT A SOLICITATION OF VOTES OR PROXIES IN CONNECTION WITH THE SPECIAL MEETING. The Company is in the process of finalizing a proxy statement and proxy in order to solicit stockholders’ votes in connection with the proposals set forth above, and intends to distribute that proxy statement and proxy as soon as practicable.

A copy of the Merger Agreement is enclosed with this notice in accordance with § 251(c) of the Delaware General Corporation Law.

By Order of the Board of Directors,

/s/ Michael C. Azar
Michael C. Azar
President, Principal Accounting Officer and Secretary

Dated: June 27, 2007